                  MASTER PURCHASE ORDER ASSIGNMENT AGREEMENT

         THIS AGREEMENT is made on the 21st day of July, 2000, by and between
TRANSCAP TRADE FINANCE, an Illinois general partnership (the "CONTRACTOR") and
MAJESCO SALES, INC., a New Jersey corporation (the "MANUFACTURER"), as follows:

BACKGROUND OF AGREEMENT:

A.        The parties have signed an agreement in principle to enter into a purchase order assignment program under which the Manufacturer will assign customer purchase orders to the Contractor and request the
          Contractor to purchase the required materials to fulfill such purchase orders; the Contractor will retain the Manufacturer to manufacture, process and ship ordered goods; and fees will be paid to the
          Manufacturer for its services upon payment to the Contractor for the goods,

B.        The parties desire to enter into a formal agreement to set forth the terms and provisions of the purchase order assignment program.

         THEREFORE, in consideration of the services to be performed, the payments to be made, and the obligations to be assumed as set forth in this
Agreement, the parties agree as follows:

         1. DEFINITIONS. In this Agreement, the following frequently used terms are defined as set forth in this (paragraph)1:

         (a) The "CERTIFICATE" means the Purchase Order Package Certificate required to be delivered with each request for assignment of a purchase order.
The form of Certificate is attached to this Agreement as Exhibit "A" and made a part hereof.

         (b) With respect to each purchase order submitted for assignment hereunder, the Certificate will define the "PRODUCT" (the end product to be delivered to the customer), the "CUSTOMER" (the business entity which issues the purchase order), the "MATERIALS" (the materials required to produce the
Product), the "PREMISES" (Manufacturer's facility or such other facility identified in the Certificate where the Materials will be delivered and Products will be produced), the "P.O. PRICE" (the purchase price to be paid by the
Customer for the Products), the "P.O. DELIVERY DATE" (the date on which Products are to be delivered to the Customer as set forth in the Certificate), and the
"MATERIALS DELIVERY DATE" (the date on which the Materials are to be delivered to the Manufacturer as set forth in the Certificate). In those instances in which the Manufacturer is primarily engaged in the warehousing and distribution business, Materials and Products may refer to the same goods.

         (c) A purchase order delivered to the Manufacturer in the ordinary course of its business is referred to as a "P.O." A P.O. which meets all of the requirements of  (paragraph) 3 below is deemed to be unconditionally accepted by Contractor and is referred to as an "ACCEPTED P.O." The date on which the
Contractor delivers notice of acceptance of the assignment of the P.O. is referred to as the "ACCEPTANCE DATE". When an Accepted P.O. is made null and void pursuant to this Agreement, it is referred to as a "CANCELED P.O." Under certain circumstances, when a P.O.

is not assignable to the Contractor, the Contractor will accept an assignment of the proceeds of the P.O. In such cases, the terms P.O. and Accepted P.O. will mean the proceeds of such P.O. or Accepted P.O. as the case may be.

         (d) A financial institution engaged in the practice of lending sums to the Manufacturer secured at least in part by Manufacturer's accounts receivable is referred to as the "ACCOUNTS RECEIVABLE LENDER". The Accounts Receivable
Lender involved in this transaction (if any) is identified on Addendum I attached hereto. A "SENIOR LENDER" is any financial institution (including the
Accounts Receivable Lender) which is engaged in lending sums to the Manufacturer secured by liens on some or all of the Manufacturer's assets. Each Senior Lender involved in this transaction (if any) is also identified on Addendum I.

         (e) The inventory of Products produced for satisfaction of a P.O. is referred to as the "P.O. INVENTORY"; the invoice rendered upon delivery of
Products pursuant to a P.O. is referred to as the "P.O. INVOICE"; and payments received on account of P.O. Invoices (whether paid by the Customer, the Accounts
Receivable Lender, the Manufacturer, or any other party) are referred to as the
"P.O. PROCEEDS".

         (f) The Manufacturer may repurchase an Accepted P.O. pursuant to
(paragraph) 8(b) below. In the absence of such repurchase, an Accepted P.O.
becomes a "DELINQUENT P.O." if the P.O. Price is not paid to the Contractor by the earliest of (i) the due date for payment of the P.O. Invoice, (ii) ninety
(90) days following the Funding Date if Contractor issues its letter of credit or purchase order, (iii) thirty (30) days following the Funding Date if
Contractor advances funds by other than issuing its letter of credit or purchase order, or (iv) the date on which the Accepted P.O. is canceled.

         (g) If a lock box collection procedure is established pursuant to this
Agreement, the term "LOCK BOX" refers to the Contractor's lock box account; and
the term "LOCK BOX BANK" means the bank at which the Contractor establishes the
Lock Box and so notifies Manufacturer in writing. The Lock Box and Lock Box Bank involved in this transaction (if any) are identified on Addendum II attached hereto.

         (h) The "FUNDING DATE" is the date on which the Contractor makes its first Materials purchase in connection with an Accepted P.O. or issues its letter of credit or purchase order or otherwise advances funds to or for the benefit of or on account of an Accepted P.O., whichever is earlier. The
"CLEARANCE DATE" is the date on which the Contractor (or the Lock Box Bank) has received full payment of the P.O. Price in connection with an Accepted P.O. in fully collected funds.

         (i) The Manufacturer will perform its obligations in accordance with the "MANUFACTURER'S SPECIFICATIONS" which are set forth on Exhibit "B" attached hereto and will be paid a "MANUFACTURER'S FEE" computed in accordance with the provisions of (paragraph) 7(c) below. The Manufacturer's obligations are secured by a "SECURITY AGREEMENT" described in (paragraph) 10 below.

                                        2

         (j) The Contractor will be paid a "COMMITMENT FEE" (computed and paid pursuant to (paragraph) 6 below), the "CONTRACTOR'S DEAL FEES" (computed and paid pursuant to (paragraph) 7 below), and "CONTRACTOR'S EXPENSES" (computed and paid pursuant to (paragraph) 9 below). For purposes of computing the waiver of portions of the Commitment Fee, the term "PRODUCT VOLUME" means the aggregate of
(a) the face amounts of all letters of credit issued by Contractor plus (b) the aggregate amount of funds advanced by Contractor by other than issuing its letters of credit, in connection with an Accepted P.O, for which a P.O. Invoice is issued on or before the date on which payment of the Commitment Fee is due;
and "MINIMUM VOLUME" means Product Volume which equals or exceeds $3,200,000.

         (k) If the Manufacturer is required to make a "SECURITY DEPOSIT" (as defined in (paragraph) 3(b)(i)), the Security Deposit will be maintained in accordance with (paragraph) 10.1.

         2. SUBMISSION OF P.O.'S FOR ASSIGNMENT. Subject to the terms of this
Agreement, the Manufacturer may request that the Contractor accept an assignment of each P.O. submitted to and accepted by Manufacturer and make Material purchases to fulfill the P.O. Each such request shall be made pursuant to a completed and signed Certificate delivered to the Contractor.

         3. ACCEPTANCE OF P.O. ASSIGNMENTS.

         (a) Subject to the conditions and requirements set forth in this
(paragraph) 3, Contractor agrees to accept or decline acceptance of the assignment of a P.O. submitted to Contractor pursuant to the provisions of
(paragraph) 2 above (in Contractor's absolute discretion) by delivery of written notice to Manufacturer. Contractor will use its best efforts to deliver such acceptance by 5:00 p.m. on or before the fourth full business day after
Contractor receives the Certificate.

         (b) Notwithstanding the provisions of (paragraph) 3(a) above,
Contractor shall not accept the assignment of any P.O. which does not meet the following requirements:

              (i) Contractor's funding commitment with respect to the P.O. shall not exceed 50% of the P.O. Price, provided, however, that Contractor may exceed such limitation upon the deposit by the Manufacturer with the Contractor of a Security Deposit (the "Security Deposit") in an
         amount equal to the aggregate amount of capital required to purchase
         Materials and deliver Products to a Customer in connection with the
         P.O. minus the lesser of 50% of the P.O. Price or 85% of the advance to be made by the Receivable Lender for such P.O. Price;

              (ii) The P.O. shall have been approved for an advance rate of not less than 80% of the P.O. Price by an Accounts Receivable Lender acceptable to Manufacturer;

              (iii) Manufacturer shall have on deposit with Contractor a
         Security Deposit as set forth in (paragraph) 10.1 hereof;

                                        3

              (iv) Upon the purchase of Materials required for the P.O., or upon any other advance of funds in connection with the P.O., the
         Contractor's aggregate outstanding funding pursuant to this Agreement shall not exceed the sum of $1,600,000;

              (v) An original, signed copy of the Certificate shall have been delivered to the Contractor;

              (vi) All information contained on the Certificate shall be verified by Contractor to ensure (to Contractor's satisfaction) that the Materials Delivery Date and P.O. Delivery Date are reasonable and that the P.O. is bona fide (which verification may include, without limitation, direct confirmation from the Customer and any vendors); and

              (vii) The Manufacturer shall have delivered to the Contractor such additional information and documentation as the Contractor may have from time to time requested.

         (c) Notwithstanding the other provisions of this (paragraph) 3, the
Contractor's acceptance of the assignment of a P.O. shall be made null and void and the P.O. shall be deemed a Canceled P.O. upon the occurrence of any one of the following:

              (i) The failure of the Contractor to obtain accepted orders for
         Materials at prices and on other terms and conditions acceptable to the
         Contractor within five (5) business days following the Acceptance Date, and Contractor's notice to the Manufacturer thereof. Upon delivery of such notice to Manufacturer, Contractor's rights and interests in and to the P.O. will be terminated absolutely and Contractor shall have no obligation whatsoever to Manufacturer with respect to such P.O.;

              (ii) The failure of a vendor of Materials to deliver Materials which conform to Contractor's specifications to the Premises on or before the Material Delivery Date. Upon such failure of delivery,
         Contractor shall have the right to require Manufacturer to purchase the
         Materials from Contractor and shall assign to Manufacturer the right to receive those Materials which have not then arrived at the Premises;

              (iii) The cancellation of the P.O. prior to delivery of Products to the Customer. Upon such cancellation, Manufacturer shall pay
         Contractor such sums as are required pursuant to (paragraph)8 below;
         and

              (iv) The failure of the Manufacturer to obtain (if so requested by
         Contractor) a waiver and release of Contractor by the Customer of any and all liability for breach of any and all express or implied warranties or product liability claims with respect to the Products or the use and distribution thereof.

         (d) A P.O. shall be deemed an Accepted P.O. only when (i) the P.O. is submitted for assignment by the Manufacturer pursuant to a Certificate or such other form of submission to which the Contractor may from time to time consent,
(ii) the Contractor shall deliver notice of acceptance of assignment to the
Manufacturer pursuant to subparagraph (a) or, in the absence of such notice of acceptance, the Contractor shall purchase Materials with respect to the P.O. or otherwise advance of funds in connection with the P.O., (iii) the P.O. shall meet each of the requirements of subparagraph (b) above unless otherwise waived by the Contractor, and (iv) none of the events described in subparagraph (c)
above shall have occurred prior to delivery of the Products to the Customer pursuant to the P.O. Until such time as each of the aforedescribed requirements and conditions is satisfied in full, Contractor's acceptance of an assigned P.O.
shall be deemed conditional and subject to revocation at any time.

         4. APPOINTMENT OF MANUFACTURER.

         (a) Subject to the other provisions of this Agreement, with respect to all Accepted P.O.'s (and only so long as such P.O. remains an Accepted P.O.)
Contractor hereby appoints the Manufacturer as Contractor's exclusive source for acceptance of Materials at the Premises, performance of all manufacturing, processing and warehousing requirements with respect to the conversion of
Materials into Products, and the delivery of Products to Customers, and the
Manufacturer hereby accepts such appointment. Manufacturer agrees to perform all of its obligations pursuant to this (paragraph) 4 in a good and workmanlike manner, to utilize quality control procedures consistent with the standards of
Manufacturer and the industry, and to otherwise comply with each of the
Manufacturer's Specifications.

         (b) So long as any Materials or Products are located at the Premises or are scheduled for delivery to the Premises, Manufacturer agrees to warehouse all
Materials and Products and, with respect to such warehousing obligations,
Manufacturer agrees to perform in accordance with all of the Manufacturer's
Specifications.

         (c) Manufacturer further agrees that with respect to Materials purchased by Contractor pursuant to (and in accordance with) a Certificate which are not (or cannot be) used in connection with the applicable Accepted P.O., upon Contractor's written notice:

              (i) Manufacturer shall purchase such Materials from Contractor within three (3) days following Contractor's notice for a purchase price equal to Contractor's costs for the Materials; or

              (ii) If Manufacturer fails to make such purchase of Materials, such Materials shall be sold by Contractor and the proceeds thereof applied first to Contractor's costs for the Materials, and the balance, if any, to Manufacturer.

         5. PAYMENT AND RE-ASSIGNMENT.

              (a) Upon delivery of Products to the Customer pursuant to an
Accepted P.O., Manufacturer shall issue a P.O. Invoice (and deliver any other related documents required by the

applicable P.O. for issuance of an invoice on account of such P.O.) to the
Customer for the full P.O. Price. Upon Contractor's direction, the P.O. Invoice so issued shall be in the name of the Contractor and shall direct the Customer to make payment to the Contractor (or the Lock Box, if applicable). Manufacturer shall immediately pay to the Contractor any sums from time to time received by the Manufacturer from the Customer or any other party other than the Contractor on account of a P.O. Invoice. Upon Contractor's demand, each P.O. Invoice shall be prepared on such invoice form as Contractor may designate.

              (b) At such time as Contractor has received payment in full on account of a P.O. Invoice, the Contractor shall re-assign the applicable
Accepted P.O. and all rights with respect thereto to the Manufacturer and the
Manufacturer shall accept such re-assignment. The re-assignment shall be evidenced by a Re-Assignment and Release of Purchase Order in the form of
Exhibit "C" attached hereto.

              (c) Sums received by the Contractor on account of a P.O. Invoice shall be applied by the Contractor for the satisfaction of the expenses, fees and charges described in this Agreement pursuant to the priorities of payment set forth in (paragraph) 7 below. Provided, however, that Manufacturer shall pay all sums due Contractor upon a Delinquent P.O. in the manner and pursuant to the terms of (paragraph) 8 below.

              6. COMMITMENT FEE.

              (a) Subject to the provisions of this (paragraph) 6, Manufacturer shall pay Contractor a Commitment Fee in consideration of Contractor's commitment to reserve and have available sufficient funds to purchase Materials or to otherwise advance funds in connection with a P.O. for Product Volume in amounts equal to or exceeding the Minimum Volume as contemplated by this
Agreement. The Commitment Fee shall be in the sum of $140,800 and shall be paid by Manufacturer on the earlier of twelve months following the date of this
Agreement or the date of termination of this Agreement. In the event the term of this Agreement is renewed for one or more twelve month renewal terms, for each such renewal, Manufacturer shall pay Contractor a Commitment Fee in the sum of
$140,800, which fee shall be paid by Manufacturer on the earlier of twelve months following the date of the renewal of this Agreement or the date of termination of this Agreement. The Commitment Fee for the initial term of this
Agreement is deemed by the parties to have been earned by the Contractor upon the signing of this Agreement, as of which date the Contractor has reserved the requisite funds. The Commitment Fee for each renewal term of this Agreement is deemed by the parties to have been earned by the Contractor upon each renewal date of this Agreement, as of which date the Contractor has reserved the requisite funds.

              (b) Notwithstanding the provisions of subparagraph (a) above, all or a portion of the Commitment Fee shall be waived in accordance with the provisions of this subparagraph (b). If Product Volume for the initial term or any renewal thereof as of the due date for payment of the Commitment Fee equals or exceeds the Minimum Volume, the entire Commitment Fee shall be waived by the
Contractor. If Product Volume for the initial term or any renewal thereof as of the due date for payment of the Commitment Fee does not equal or exceed the
Minimum Volume,

Contractor shall waive that portion of the Commitment Fee equal to the
Commitment Fee multiplied by a fraction, the numerator of which is the Product
Volume as of the due date for payment of the Commitment Fee, and the denominator of which is the Minimum Volume.

          7. COMPENSATION OF CONTRACTOR AND MANUFACTURER.

         (a) Payments received by the Contractor on account of Accepted P.O.'s will be applied in the following order of priority:

              (i) First, to pay Contractor's Expenses to the extent that such expenses are then due pursuant to the terms of (paragraph) 9.

              (ii) Second, to the payment of the Contractor's Deal Fees in connection with the Accepted P.O. and all other Accepted P.O.'s that became Accepted P.O.'s concurrently with such Accepted P.O.;

              (iii) Third, to pay any shortage then existing in the Security
         Deposit as set forth in (paragraph) 10.1;

              (iv) Fourth, to reimburse the Contractor for the cost of Materials and for other advances made in connection with a P.O. (without regard to term or prompt payment discounts) purchased in connection with the
         Accepted P.O. and all other Accepted P.O.'s that became Accepted P.O.'s concurrently with such Accepted P.O.; and

              (v) Fifth, to the payment of the Manufacturer's Fee in connection with the Accepted P.O.

         (b) The Contractor's Deal Fees with respect to each Accepted P.O. shall be as follows:

              (i) A transaction initiation and set-up fee in a sum equal to 4.4%
         of the aggregate of (a) the face amounts of all letters of credit issued by Contractor (or other financial accommodations) plus (b) all funds advanced by Contractor by other than issuing its letters of credit; plus

              (ii) A daily maintenance fee in a sum equal to 0.067% of the aggregate of the face amounts of all letters of credit issued by
         Contractor (or other financial accommodations) and all funds advanced by Contractor by other than issuing its letters of credit which remain outstanding for more than sixty (60) days; plus

              (iii) A Materials advance fee in a sum equal to the Applicable
         Daily Rate (as hereinafter defined) multiplied by the aggregate amount outstanding on all letters of credit (or other financial
         accommodations) and all funds advanced by Contractor by other than issuing its letters of credit on account of purchases of Materials or other advances made in connection with a P.O. multiplied by the number of days from the

         earliest of (A) the date on which any such letter of credit or purchase order or financial accommodation is negotiated into cash by any person, or (B) the date funds are advanced by other than issuing a letter of credit or purchase order, to and including the Clearance Date. The
         "Applicable Daily Rate" shall mean the prime rate as in effect from time to time at the American National Bank, Chicago, Illinois, plus 4%, divided by 360.

              (iv) In the event of a Delinquent P.O., a late payment fee in a sum equal to 0.067% of the outstanding portion of the P.O. Price multiplied by the number of days from the date an Accepted P.O. becomes a Delinquent P.O. to and including the Clearance Date.

Notwithstanding the foregoing, if the sum of the transaction initiation and set-up fee and the daily maintenance fee is not equal to or greater than $5,000 with respect to an Accepted P.O., the minimum aggregate amount payable by
Manufacturer to Contractor for the transaction initiation and set-up fee and the daily maintenance fee with respect to such accepted P.O. shall be equal to
$5,000.

         (c) The Manufacturer's Fee with respect to each Accepted P.O. shall be equal to the collected P.O. Proceeds with respect to such Accepted P.O. less all sums payable pursuant to subparagraphs (a)(i), (ii), (iii) and (iv) above and less 100% of all term discounts or discounts for prompt payment.

         (d) Sums due on account of the expenses and fees described in subparagraphs (a)(i), (ii), (iii) and (iv) above shall be paid as and when proceeds are received with respect to the applicable Accepted P.O. The
Manufacturer's Fee will be paid not later than the second business day after the
Clearance Date and after satisfaction of all costs, fees and expenses having a higher priority then due and owing.

         8. REPURCHASE; REASSIGNMENT.

         (a) Contractor shall have the right to require the Manufacturer to immediately purchase any Delinquent P.O. (and inventory of Materials and
Products in the case of a Canceled P.O.) for an amount equal to the full amount outstanding under the P.O. Invoice (or the P.O. Price in the case of a canceled
P.O.). Any such payment by the Manufacturer shall be deemed to be P.O. Proceeds and shall be applied in accordance with the priorities and terms set forth in
(paragraph) 7 above.

         (b) In the event that Manufacturer makes all payments due on a
Delinquent P.O. or Canceled P.O. pursuant to the provisions of subparagraph (a)
above, Contractor shall thereupon immediately assign to Manufacturer all of
Contractor's rights and interests in and to the P.O. Invoice and the P.O.
Proceeds and any Materials or Products in the possession of Contractor or
Manufacturer with respect to such Delinquent P.O.

         9. CONTRACTOR'S EXPENSES. Immediately upon Contractor's demand,
Manufacturer shall pay or reimburse Contractor for all Contractor's Expenses.
Contractor's Expenses include all reasonable expenses, fees, and costs incurred by Contractor in connection with the creation of and

performance of this Agreement and the transactions contemplated hereby, including without limitation, the expenses of Contractor's representative at the
Premises, insurance and credit insurance premiums, audit costs, attorney's fees,
Contractor's travel expenses, Lock Box Bank charges, and filing fees.
Contractor's demand for payment of Contractor's Expanses will be made in writing and will include reasonable documentation of the expenses for which reimbursement is demanded. Contractor acknowledges receipt of the sum of $5,000 deposited by Manufacturer to be applied towards the payment of Contractor's
Expenses.

         10. SECURITY INTERESTS. As security for the performance by Manufacturer of each of its obligations under this Agreement, Manufacturer hereby grants the following security interests to the Contractor:

         (a) A security interest in all of Manufacturer's assets in accordance with the provisions of the Security Agreement in form satisfactory to
Contractor. Provided, however, that such grant of security interest shall be subordinate to the lien of the Senior Lender (if any) in any common collateral.

         (b) The right to set-off against any and all amounts due to the
Manufacturer hereunder any sums which are due to the Contractor hereunder which have become past due and delinquent under this Agreement.

         (c) All of the Manufacturer's rights and interests in, and right of payment from, the Accounts Receivable Lender of all sums paid or payable by the
Accounts Receivable Lender from time to time to the Manufacturer. Manufacturer agrees to direct the Accounts Receivable Lender to make such payments to
Contractor pursuant to such written direction as Contractor may request from time to time.

         (d) All checks, notes, deposits, drafts, and other instruments of payment on account of or related to an Accepted P.O. Manufacturer hereby irrevocably designates and appoints the Contractor (and all persons designated by the Contractor) as the Manufacturer's true and lawful attorney-in-fact and agent-in-fact and Contractor (or Contractor's agent) may, without notice to
Manufacturer:

              (i) At any time endorse by writing or stamping Manufacturer's name on any checks, notes, deposits, drafts or other instruments of payment on account of, relating to, or representing the proceeds of an Accepted
         P.O. or any other collateral described herein or in the Security
         Agreement (collectively the "Collateral") which come into the possession of the Contractor or are under Contractor's control and deposit the same to the account of the Contractor for application to all sums due from the Manufacturer to the Contractor hereunder; and

              (ii) At any time after the occurrence of a default by the
         Manufacturer hereunder or pursuant to the Security Agreement, in
         Manufacturer's or Contractor's name, demand payment of, enforce payment of, exercise all of Manufacturer's rights and remedies with respect to, settle, adjust, compromise, initiate and prosecute legal

         proceeding with respect to, and otherwise take all actions with respect to the Collateral which are, in the Contractor's sole discretion, necessary or desirable in order to fulfill Manufacturer's obligations under this Agreement and otherwise realize the full economic value of the Collateral.

         10.1 SECURITY DEPOSIT. (a) The Security Deposit shall be held and applied by the Contractor as follows:

              (i) Contractor shall hold the Security Deposit in such
         depositaries as it determines and may commingle the same with other funds from time to time in Contractor's possession. No interest or other earnings shall be payable on account of sums held as a Security
         Deposit.

              (ii) Upon the occurrence of a default as set forth in (paragraph)
         18(c) below, Contractor may, in its discretion and without prior notice, apply all or any portion of the Security Deposit to pay or otherwise satisfy Manufacturer's obligations hereunder. Contractor shall, as soon as practicable following any such application, notify
         Manufacturer thereof and provide a full accounting of such application.

         (b) When funds are applied in the manner set forth in (paragraph)
10.l(a)(ii) above, a "shortage" is created in an amount equal to all sums so applied. Manufacturer shall, within five (5) business days following notification of any shortage, pay to the Contractor, as and for a portion of the Security Deposit, the sum of such shortage.

         (c) Upon termination of this Agreement and the payment of all sums then due the Contractor by the Manufacturer hereunder, Contractor shall promptly pay the Security Deposit to Manufacturer.

         11. GUARANTY. It is a condition to the signing of this Agreement and the performance by the Contractor of any of its obligations hereunder that the persons and entities listed on Addendum III attached hereto execute and deliver to the Contractor a Guaranty in form and substance satisfactory to Contractor under which said guarantor(s) guaranty the Manufacturer's obligations to
Contractor hereunder.

         12. COVENANTS OF CONTRACTOR. Provided that Manufacturer performs each of its obligations in the manner set forth in this Agreement, the Contractor covenants and agrees as follows:

         (a) To use reasonable efforts to place orders for Materials identified on Certificates for Accepted P.O.'s for purchase by Contractor and delivery to the Premises on terms consistent with the terms set forth in the Certificate.

         (b) Following timely delivery and acceptance of Materials at the
Premises, to promptly pay for all such Materials in accordance with the terms of purchase.

                                       10

         (c) To release Materials located at the Premises in such quantity and at such times as are necessary to permit Manufacturer to meet the terms of
Accepted P.O.'s.

         (d) Upon termination of this Agreement and performance by Manufacturer of all of its obligations hereunder, to promptly execute, deliver and file (if
Manufacturer so requests) any instruments and documents reasonably necessary to terminate and release any and all security interests granted to Contractor by
Manufacturer pursuant to this Agreement.

         13. WARRANTIES AND REPRESENTATIONS OF MANUFACTURER. Manufacturer hereby makes the following warranties and representations to Contractor, each of which is deemed a material inducement to the Contractor to enter into and perform in accordance with the provisions of this Agreement and each of which shall be deemed renewed and restated as of the Acceptance Date of each Accepted P.O.:

         (a) Manufacturer is a corporation duly organized, validly existing, and in good standing under the laws of the state of its incorporation, and is qualified or licensed as a foreign corporation to do business in every location in which the laws require Manufacturer to be so qualified or licensed;

         (b) Manufacturer has the right and power and is duly authorized and empowered to enter into, execute, deliver, and perform this Agreement and all agreements and documents described herein;

         (c) The execution, delivery, and performance by Manufacturer of this
Agreement and all agreements and documents described herein does not constitute a violation of any law, regulation, judgment, order, contract, charter, by-laws, or other instrument to which Manufacturer is a party or is otherwise bound or subject;

         (d) Manufacturer is not in default under any loan agreement, mortgage, lease, trust deed or similar agreement relating to the borrowing of money to which Manufacturer is a party or is otherwise bound;

         (e) Each P.O. submitted for assignment by the Manufacturer is a bona fide purchase order and conforms in all respects to the representations contained in the Certificate, which Certificate is true and correct in all respects;

         (f) The Manufacturer shall at all times maintain such types and amounts of insurance coverage (including without limitation credit insurance) with respect to Manufacturer's business operations, the Premises, the Materials and the Products located upon the Premises and any Accepted P.O. as Contractor may from time to time reasonably require, such insurance to name the Contractor as an insured in the manner and to the extent required by Contractor from time to time and, upon the failure to maintain such coverage, Contractor may purchase the same and the cost thereof shall be deemed a Contractor's Expense;

                                       11

         (g) Except with respect to the lien of the Accounts Receivable Lender or as otherwise set forth on Exhibit "D" attached hereto, there are no liens, judgments or claims affecting or relating to the Manufacturer or any of its assets;

         (h) Except as set forth on Exhibit "E", there are no suits, administrative proceedings, arbitration proceedings or other arbitration proceedings or investigations pending or (to the best of Manufacturer's knowledge) threatened against Manufacturer or any of the guarantors;

         (i) All of the financial information (including projections) provided by the Manufacturer to the Contractor in connection with the Contractor's consideration of the transaction contemplated by this Agreement are true and accurate, contain no material misstatement of any facts, contain all material information concerning the Manufacturer's financial condition, and do not omit to state any facts which, if disclosed, would reflect adversely on the financial condition of the Manufacturer or any of its Customers; and

         (j) Manufacturer has duly filed all federal, state, county, local, and foreign income, excise, sales, customs, property, withholding, social security and other tax and information returns and reports required to be filed by it to the date hereof, or in the alternative, has obtained extensions for filing pursuant to established procedures, and has paid or made provision for payment of all taxes (including interest and penalties) due and payable. Manufacturer has no material liability for any taxes of any nature whatsoever.

         14. PRODUCT WARRANTIES. Manufacturer expressly assumes and agrees to make all product and service warranties (expressed or implied) to Customers with respect to Products and further agrees to defend, indemnify and hold the
Contractor harmless from and against any claims, suits, obligations, costs, or expenses (including reasonable attorney's fees and legal expenses) with respect to all express or implied warranties in connection with the Products.

         15. AUDIT RIGHTS. Manufacturer shall deliver to Contractor copies of all information and documents submitted from time to time by the Manufacturer to any Senior Lender simultaneously with the submission of such documents to such
Senior Lender; and shall deliver to Contractor monthly financial statements, aged accounts receivable, aged accounts payable, and Manufacturer's and
Contractor's inventory schedules within fifteen (15) days following the end of each month during the term hereof. In addition, Contractor shall have the right to inspect, audit and copy any financial books, computer programs, and other data containing financial information in connection with the Manufacturer at any time during regular business hours upon not less than 24 hours' prior written notice. Manufacturer agrees to prepare and maintain complete and accurate business records with respect to the transactions contemplated by this
Agreement.

         16. RELATIONSHIP OF THE PARTIES. The parties are independent contractors and are not (and shall not be deemed to be) the partners, joint venturers, agents or representatives of the other. Each party is exclusively responsible for the conduct of its own business and is not authorized to bind the other party in any manner whatsoever. Further in this regard:

                                       12

         (a) Manufacturer acknowledges that it has no ownership interest in any
P.O., Materials, work-in-process, or Products in connection with an Accepted
P.O. except as otherwise provided in this Agreement; and

         (b) Contractor acknowledges that it has no ownership interest (other than the security interests granted hereunder) in Manufacturer or in any of
Manufacturer's assets.

         17. INDEMNIFICATION. Manufacturer agrees to indemnify, hold harmless and defend Contractor from and against any loss, costs, (including reasonable attorney's fees and costs), claims, suits or causes of action brought, threatened or incurred by or against Contractor by reason of any of the following:

         (a) As a consequence of any breach of this Agreement by Manufacturer, any breach of a warranty made by Manufacturer hereunder, or the failure of any representation made by Manufacturer hereunder to be true;

         (b) Any suit or threat of suit by any Customer, including, without limitation, all claims under or with respect to Product warranties, except with respect to any suit or claim arising or threatened solely by reason of
Contractor's acts or omissions to act which constitute a breach of Contractor's obligations hereunder,

         (c) Any suit or threat of suit by any of Manufacturer's employees, former employees, securities holders or lenders, except with respect to any suit or claim arising or threatened solely by reason of Contractor's acts or omissions to act which constitute a breach of Contractor's obligations hereunder;

         (d) Any product liability claims of any kind, including, without limitation, all claims under or with respect to Product warranties; and

         (e) Environmental liability, if any; as a result of this Agreement or any transaction contemplated by or engaged in pursuant to or on account of this
Agreement.

         18. TERM AND TERMINATION; DEFAULT.

         (a) Term of Agreement. This Agreement is for an initial term of twelve months following the date hereof and shall continue thereafter for successive twelve month renewal terms unless either party terminates the Agreement by written notice to the other not later than thirty days prior to the end of the initial term or any renewal term. Provided, however, that Contractor may also terminate this Agreement immediately upon Manufacturer's default or at any time following the initial term upon fifteen days' prior written notice to
Manufacturer.

         (b) Obligations Upon Termination. Except for termination in the event of Manufacturer's default, upon termination of this Agreement, each party shall remain liable to perform all matured obligations under this Agreement which remain unperformed as of the termination date as if this Agreement remained in full force and effect. Upon termination for any reason and upon completion

                                       13

of the foregoing obligations in the case of a termination upon Manufacturer's default, all obligations hereunder shall terminate except the continuing obligations of the parties under (paragraphs) 13, 14, 15 and 17 hereof.

         (c) Default

              (i) Manufacturer shall be considered to be in default hereunder if it either (A) fails to make any payment due Contractor hereunder within five (5) business days of the due date thereof, or (B) fails in any respect to perform any of its other obligations hereunder and such failure continues unremedied for a period of three (3) business days following Contractor's notice thereof, or (C) has made a representation which proves to be false or breaches a warranty made hereunder, or (D)
         files (or has filed against it) a petition (or otherwise initiates proceedings) for bankruptcy, reorganization, receivership or other proceedings for the protection of debtors, or (E) fails to make any payment due to any third party on or before the due date therefor if the failure to make such payment gives rise to or creates (or if unremedied would give rise to or create) an encumbrance upon the
         Products or any of them or otherwise restricts Contractor's sale or disposition of the Products or any of them.

              (ii) Without waiving or limiting any of Contractor's other rights and remedies in the event of a default by Manufacturer, and in addition to Contractor's right of set-off set forth in (paragraph) 10 above, upon the occurrence of any event of default, Manufacturer shall be liable for immediate payment to Contractor of all amounts due or to become due to Contractor hereunder, including, without limitation,
         Contractor's Expenses, Contractor's Deal Fees and the Commitment Fee.
         Contractor shall further be entitled to reimbursement for all of its costs of collection, whether or not suit has been filed or judgment entered, including, without limitation, reasonable attorneys' fees and legal expenses. All amounts owed to Contractor pursuant to this
         (paragraph) 18(c) shall carry interest at the rate of 2% per month from the
         effective date of termination or, in the case of Contractor's costs of collection, from the date such costs are incurred.

              (iii) In the event of default by Manufacturer, and subject to any agreements between Contractor and any Senior Lender, Contractor shall further be entitled to exercise all the rights and remedies of a secured party under the Uniform Commercial Code or as otherwise provided under the Security Agreement. The proceeds of any amount recovered by Contractor shall be applied, first, to the payment of
         Contractor's reasonable costs and expenses in connection with the enforcement of Contractor's rights and remedies hereunder; second, toward the payment or satisfaction of all amounts owing Contractor hereunder, including interest thereon; and third, any surplus to be paid to Manufacturer or as a court of competent jurisdiction may direct. In the case of a deficiency, Manufacturer shall remain liable for such deficiency after such sale, with interest at the rate herein provided.

                                       14

         19. MISCELLANEOUS PROVISION.

         (a) CHOICE OF LAW, VENUE, JURISDICTION AND SERVICE, THIS AGREEMENT AND
ALL AGREEMENTS REFERRED TO HEREIN BETWEEN THE CONTRACTOR AND THE MANUFACTURER
(COLLECTIVELY THE "TRANSACTION DOCUMENTS") HAVE BEEN SUBMITTED TO THE
CONTRACTOR AT THE CONTRACTOR'S PRINCIPAL PLACE OF BUSINESS IN THE STATE OF
ILLINOIS, WILL BE PERFORMED BY THE PARTIES IN THE STATE OF ILLINOIS, AND SHALL
BE DEEMED TO HAVE BEEN MADE IN THE STATE OF ILLINOIS. THE VALIDITY OF EACH OF
THE TRANSACTION DOCUMENTS AND THE CONSTRUCTION, INTERPRETATION AND ENFORCEMENT
THEREOF, AND THE RIGHTS OF THE PARTIES THERETO SHALL BE DETERMINED UNDER,
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF
ILLINOIS, WITHOUT REGARD TO THE CONFLICTS OF LAW RULES OF THE STATE IN WHICH
SUIT IS INITIATED PERTAINING TO THIS AGREEMENT. FURTHER, THE CONTRACTOR AND THE
MANUFACTURER AGREE THAT ANY SUIT, ACTION, OR PROCEEDING ARISING OUT OF OR
RELATING TO THE TRANSACTION DOCUMENTS OR ANY TRANSACTION CONTEMPLATED THEREBY,
SHALL BE INSTITUTED IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN
DISTRICT OF ILLINOIS, EASTERN DIVISION, OR ANY COURT OF THE STATE OF ILLINOIS
LOCATED IN COOK COUNTY, AND EACH PARTY IRREVOCABLY SUBMITS AND CONSENTS TO THE
JURISDICTION OF THOSE COURTS AND WAIVES ANY AND ALL OBJECTIONS TO JURISDICTION
OR VENUE THAT ANY SUCH PARTY MAY HAVE UNDER THE LAWS OF THE STATE OF ILLINOIS OR
OTHERWISE IN THOSE COURTS IN ANY SUCH SUIT, ACTION, OR PROCEEDING. FURTHER, TO
THE EXTENT PERMITTED BY LAW, SERVICE OF PROCESS SUFFICIENT FOR PERSONAL
JURISDICTION IN ANY ACTION AGAINST THE MANUFACTURER MAY BE MADE BY REGISTERED OR
CERTIFIED MAIL, RETURN RECEIPT REQUESTED, AND BY FEDERAL EXPRESS OR OTHER
REPUTABLE OVERNIGHT COURIER, TO ITS ADDRESS FOR NOTICE AS PROVIDED IN THIS
AGREEMENT. MANUFACTURER AGREES THAT ANY FINAL JUDGMENT RENDERED AGAINST IT IN
ANY ACTION OR PROCEEDING SHALL BE CONCLUSIVE AS TO THE SUBJECT OF SUCH FINAL
JUDGMENT AND MAY BE ENFORCED IN OTHER JURISDICTIONS IN ANY MANNER PROVIDED BY
LAW.

         (b) WAIVER OF RIGHT TO JURY TRIAL. MANUFACTURER AND CONTRACTOR
ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT,
ANY OTHER AGREEMENT RELATED HERETO OR WITH RESPECT TO THE TRANSACTIONS
CONTEMPLATED HEREBY OR THEREBY WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES,
AND THEREFORE, THE PARTIES AGREE THAT ANY COURT PROCEEDING ARISING OUT OF ANY
SUCH CONTROVERSY WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE
SITTING WITHOUT A JURY.

                                       15

         (c) Notices. All notices required or permitted pursuant to this
Agreement shall be in writing and either personally delivered, sent by facsimile transmission (provided evidence of transmission is maintained and the original of the transmittal notice is sent by U.S. mail), or Federal Express or similar overnight delivery service, addressed to the respective addresses or facsimile number of the parties set forth on the last page of this Agreement, or at such telephone numbers or other addresses as have from time to time been designated by like notice. Notices given in the manner prescribed herein shall be deemed given on the date sent or transmitted (as the case may be).

         (d) Severability. The paragraphs of this Agreement are severable, and in the event that any paragraph or portion of this Agreement is declared illegal or unenforceable, the remainder of this Agreement will be effective and binding upon the parties.

         (e) Opinion of Counsel. It is an express condition to the closing of the transactions contemplated by this Agreement that the Manufacturer cause to be delivered to the Contractor an opinion of Manufacturer's counsel which is satisfactory to Contractor.

         (f) Waiver; Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof, and supersedes all prior oral or written agreements, understandings, or arrangements. No waiver of or modifications to the provisions of this Agreement will be valid unless in writing and signed by all parties. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors, assigns and legal representatives.

         (g) Assignment. Manufacturer may not transfer or assign its rights or obligations hereunder without the prior written consent of the Contractor, and any attempted transfer or assignment shall be null and void.

         (h) Performance. Time is of the essence under this Agreement.

         (i) Further Assurances. From and after the date hereof, each party will execute all documents and take such further actions as the other may from time to time reasonably request in order to carry out the transactions provided for herein and accomplish the purposes contemplated hereby.

         (i) Publication. Contractor shall have the right to publicize (by
"tombstone" or comparable publication) the Purchase Order Assignment Program evidenced hereby (including the date and size of the facility but not the specific terms hereof).

         (j) Counterparts; Facsimile Delivery. This Agreement may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument, admissible into evidence. Delivery of an executed counterpart of this Agreement by facsimile shall be equally as effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile shall also deliver a manually executed counterpart of this Agreement, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

                                       16

         This Agreement has been signed at Northbrook, Illinois on the day and year first above written.

CONTRACTOR:                                     MANUFACTURER;

TRANSCAP TRADE                                  MAJESCO SALES, INC.
FINANCE

By: /s/ Michael Sear                            By: /s/ Jesse Sutton
    -----------------------------------------      -----------------------------
    Michael Sear, Executive Vice President,        Title: President
    Transcap Associates, Inc., general
    partner

Address:    900 Skokie Blvd. #210               Address:  160 Raritan Center Pkwy
            Northbrook, IL 60062                          Edison, New Jersey 08837
Facsimile:  847-753-9090                        Facsimile:

                                       17

                                   EXHIBIT A

                       PURCHASE ORDER PACKAGE CERTIFICATE

         This Certificate is executed
by___________________________________________________________________ , who is
the ______________________________________________________of MAJESCO SALES,
INC., a New Jersey corporation ("Manufacturer"), in connection with the Master
Purchase Order Agreement dated___________________________________, 2000, (the
"Agreement") with TRANSCAP TRADE FINANCE ("Contractor").

         The undersigned certifies to Contractor that all of the information contained in this Certificate is true, complete and accurate and is furnished to
Contractor to induce Contractor to purchase Materials in accordance with the
Agreement:

         1. Customer Information

              (a)  Attached is a purchase order number _______ dated __________,
                   2000 in the total amount of $________________ (the "Purchase
                   Order") from the following customer ("Customer"), or
                   Manufacturer has received a bona fide indication of interest from the following Customer.

                        Name:
                        Address:

                        Person in charge:
                        Phone Number:

              (b)  Attached is a true and complete credit history, payment history and credit report on the Customer; or, in lieu
                   thereof, ___________________  approval or accepted letter of credit.

              (c)  The Purchase Order is (check one):

                   [ ] Assignable to Contractor by Manufacturer without
                       Customer's consent; or

                   [ ] Not assignable without Customer's consent, but attached is the consent of the Customer to assignment to Contractor;

                   [ ] Not assignable, but the proceeds of the Purchase Order are assignable; or

                                       A-1

                   [ ] Manufacturer has received indication of interest only.

2. Product Information

   (a) Original (or a true, accurate and complete copy of) Purchase Order -
       attached.

   (b) Identification of "Product(s)":

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

   (c) Quantity of Product Ordered:

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

   (d) Specifications of Product:

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

3. Price and Delivery Information

   (a) Aggregate Purchase Order Price:
                                       -----------------------------------------

   (b) Price per Unit of Product:
                                 -----------------------------------------------

   (c) Delivery Date ("P.O. Delivery Date")
                                           -------------------------------------

   (d) Terms as to liability for shipping cost, insurance, "process and hold", risk of loss, etc.:

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

4. Materials Information

       Attached is an exhibit detailing: (a) the quantity and quality specifications for all Materials needed to complete the Purchase Order
       ("Materials"); (b) the name,

                                       A-2

       address, contact person and phone number of each person from whom the
       Materials may be purchased; and (c) confirmed current pricing and delivery date(s) ("Material Delivery Date(s)") for all of the Material
       and a copy of the applicable Purchase Orders.

5. Production Information

   (a) The manufacturing/distributing facility at which the Product will be manufactured/distributed (the "Premises"):

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

   (b) Brief description of production processes and requirements:

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

   (c) Cost of Production:
                          ------------------------------------------------------

   (d) Units of Product per day:
                                ------------------------------------------------

   (e) Duration of production run to manufacture Product for the Purchase
       Order:
             -----------------------------------

6. Gross Margin

       Here is the computation of Projected Net Gross Margin before depreciation, including, without limitation, projections of the cost of
       Materials and Manufacturer's Direct Costs:

7. Assignment of Purchase Order

       Attached is an Assignment of the Purchase Order, duly executed by authorized officers of Manufacturer.

                                      A-3

8. Lender Consent (check one):

   [ ] None of the Materials, work-in-process or inventory is subject to a security interest; or

   [ ] If any of the Materials, work-in-process or inventory of Manufacturer are subject to a security interest, attached is the written consent and release of each holder of a security interest, in form previously approved by Contractor.

Dated:_______________________, 2000

MAJESCO SALES, INC.

By:
      --------------------------------------
Title:
      --------------------------------------

                                       A-4

                             EXHIBIT A (continued)

                    ACCEPTANCE OF PURCHASE ORDER CERTIFICATE

         The foregoing Purchase Order Certificate, as prepared and delivered by
Manufacturer, is hereby accepted and approved.

                             TRANSCAP TRADE FINANCE

                             By:
                                ---------------------------------

Dated:
      ---------------------------------

                                       A-5

                              EXHIBIT A (continued)

                          ASSIGNMENT OF PURCHASE ORDER

         FOR VALUE RECEIVED, MAJESCO SALES, INC., a New Jersey corporation
("Assignor") hereby assigns, transfers and delivers to TRANSCAP TRADE FINANCE
("Assignee") all of Assignor's right, title and interest in, to and under that certain Purchase Order, identified as follows, for the purposes, and pursuant to the terms and conditions of that certain Master Purchase Order Purchase
Agreement, dated __________________ , 2000, between Assignor and Assignee:

        Assignor's P.O. No.:
                            --------------------------------

        Customer Name:
                      --------------------------------------

        P.O. Date:
                  ------------------------------------------

MAJESCO SALES, INC.

By:
       --------------------------------------
Title:
       --------------------------------------

                                       A-6

                                    EXHIBIT B

                          MANUFACTURER'S SPECIFICATIONS

         The following are performance specifications, obligations, and covenants (collectively the "Manufacturer's Specifications") required of
Manufacturer in connection with its obligations under the Purchase Order
Assignment Agreement to which this Exhibit is attached:

         1. To deliver to each Customer a Purchase Order Acknowledgement on such form as Contractor may accept directing that payment of each P.O. Invoice be made to Contractor or the Lock Box Bank (if any).

         2. To cooperate with Contractor concerning Contractor's placement of orders for Materials.

         3. To notify Contractor immediately upon the receipt of Materials at the Premises. Upon such delivery, to inspect the quality and quantity of
Materials and to notify Contractor of any deficiencies.

         4. To permit Contractor's representative access to the Premises at all times for the purpose of inspecting, safeguarding, and otherwise observing and overseeing the storage of Materials and Products and the processing of Materials into Products.

         5. To take all actions necessary for the conversion of Materials into
Products and the shipment thereof to Customers in accordance with Accepted
P.O.'s, including without limitation, manufacturing, processing, packaging, shipping, warehousing, fabricating and insuring Materials and Products in accordance with the specifications set forth in the applicable Accepted P.O., and to deliver the same to the Customer on or before the P.O. Delivery Date.

         6. To maintain and supply sufficient quantity and quality of equipment, materials, labor and facilities (other than Materials) in order to perform each of its obligations described in this Exhibit "B".

         7. To maintain all inventories of Materials and Products in such segregated locations upon the Premises as the Contractor may approve; to properly identify such Materials and Products as being the property of the
Contractor and further identify the same by the P.O. and the Customer for which such Materials or Products relate; and to implement such commercially reasonable security procedures and devices as Contractor may require for the preservation and segregation of Materials and Products, including without limitation, the construction and maintenance of secured cages and storage rooms for such Materials and Products. To not ship or otherwise release any Materials or Products except with the prior written consent of the Contractor.

                                       B-1

         8. To ship all P.O. Inventory by such date, by such means, and under such terms as required pursuant to the applicable P.O. and to deliver the P.O.
Inventory on or before the P.O. Delivery Date. Manufacturer shall further provide Contractor with written notice of each shipment of P.O. Inventory immediately following shipment thereof.

         9. To prepare and deliver to the Contractor each P.O. Invoice immediately following shipment of the P.O. Inventory.

         10. To fully insure in the name of the Manufacturer and the Contractor all P.O. Inventory during shipment to Customers in amounts, with carriers and on terms and conditions acceptable to Contractor.

         11. To direct all Customers to make payment with respect to a P.O.
Invoice to the Contractor or the Lock Box (if any) and to take no actions and make no statements which direct (or have the effect of causing) any P.O.
Customer to make any payment with respect to any P.O. Invoice to anyone other than the Contractor or the Lock Box.

         12. To not accept any payment (including rebates, set-offs, and other
Customer adjustments) with respect to any P.O. Invoice other than through the
Contractor or the Lock Box.

         13. To receive and hold in trust for the sole and exclusive benefit of
Contractor all sums and instruments representing payment of any P.O. Invoice and all proceeds which for any reason come into the possession of Manufacturer, its agents, representatives or any other party acting on behalf of Manufacturer, and promptly to deliver or cause delivery of such sums to the Contractor.

         14. To maintain in the name of Manufacturer and Contractor general comprehensive liability insurance, with extended coverage and coverage against theft and product liability and such other insurance and coverages as may be commercially reasonable with exclusions, with carriers, and on terms and conditions that may be acceptable to Contractor in its sole discretion.

         15. To deliver to Contractor a list of unpaid accounts receivable relating to P.O. Invoices as of last day of the preceding calendar month, such list to be delivered by the 10th day of the next succeeding month and certified as complete and accurate by a duly authorized officer of Manufacturer.

         16. To not pledge any of its assets or cause or permit any lien or security interest to be taken in any of its assets, except such liens as are described on Exhibit "D" of this Agreement or are otherwise approved by
Contractor.

         17. To provide Contractor with written notice immediately upon (i) the filing or threat of filing of a bankruptcy petition by or against Manufacturer,
(ii) the initiation of foreclosure proceedings or other similar action against
Manufacturer or any of its assets, (iii) a request or demand made upon
Manufacturer to make, or for any reason Manufacturer makes, an assignment for the benefit of its

                                       B-2

creditors, or (iv) Manufacturer becomes unable to pay its bills in the ordinary course of business as they become due.

         18. To immediately notify Contractor of any pending or threatened litigation, administrative proceeding, arbitration, or governmental investigation concerning or relating to Manufacturer or any goods, services or assets that are the subject of an Accepted P.O. or are pledged as collateral pursuant to the Security Agreement.

                                       B-3

                                    EXHIBIT C

                   RE-ASSIGNMENT AND RELEASE OF PURCHASE ORDER

         UPON AND SUBJECT TO PAYMENT OF the sum of $_____________ on or before
_______________, _______ ("Payment Date"), TRANSCAP TRADE FINANCE ("Assignor")
hereby assigns, transfers and delivers to MAJESCO SALES, INC. ("Assignee") all of Assignor's right, title and interest in, to and under that certain Purchase
Order identified below, and hereby releases any claims in or with respect to such Purchase Order. If payment is made after the Payment Date, such assignment and release shall require payment of $______________________ for each day after the Payment Date during which payment is not received. The applicable Purchase
Order is:

         P.O. Invoice No.:
                            ---------------------
         Customer Name:
                            ---------------------
         P.O. Invoice Date:
                            ---------------------

         This Assignment shall become effective immediately upon receipt of good funds in the amount described above.

                                            TRANSCAP TRADE FINANCE

                                            By:
                                               ------------------------------

          Dated:
                ------------------------------

                                   ACCEPTANCE

         MAJESCO SALES, INC., a New Jersey corporation ("Assignee"), hereby accepts the foregoing assignment of Purchase Order, and covenants and agrees to fully perform all obligations with respect thereto and hereby releases Assignor from responsibility for the performance of any such obligations whether required before, on or after the date of this Acceptance. Assignee hereby authorizes
[Account Receivable Lender] to transfer the amount set forth above to Assignor per Assignor's instructions.

Dated:
      -------------------------

MAJESCO SALES, INC

By:
       ------------------------------
Title:
       ------------------------------

                                       C-1

                                    EXHIBIT D

                     EXCEPTIONS TO CONTRACTOR'S SENIOR LIEN

Rosenthal & Rosenthal

                                       D-1

                                   EXHIBIT E

                            PENDING LITIGATION, ETC.

                                       E-1

                                   ADDENDUM I

The Accounts Receivable Lender is:

Rosenthal & Rosenthal

The Senior Lenders other than the Accounts Receivable Lender are:

                                   ADDENDUM II

In this Agreement:

         (a)  The "Lock Box Bank" is:

                              AMERICAN NATIONAL BANK
                              DEPT. 77-6132
                              CHICAGO, IL 60678-6132

         (b)  The "Lock Box" is maintained in LOCK BOX ACCOUNT NO. 77-6132 at the Lock Box Bank.

                                  ADDENDUM III

The Guarantors pursuant to this Agreement are:

Jesse Sutton
Joe Sutton
Morris Sutton
Adam Sutton
Sarah Sutton